ForeInvestors Choice Variable Annuity – I Share

Supplement Dated May 11, 2021

to your Prospectus Dated May 3, 2021

Effective immediately, the current expenses, fees, and average annual total returns for the following Funds as listed in your prospectus under “Fund – Share Class” in “Appendix B – Funds Available Under the Contract” are deleted and replaced with the following:

Fund Objective	Fund — Share Class Adviser / Sub-Adviser	Current Expenses	Fund Facilitation Fee	Current Expenses + Fund Facilitation Fee	Average Annual Total Returns (as of Dec. 31, 2020)
					1 Year	5 Year	10 Year
Seeks long-term growth of capital and income.	AB VPS Growth and Income Portfolio — Class B(1) Adviser: AllianceBernstein L.P.	0.87%	0.00%	0.87%	2.47%	9.46%	11.29%
Seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.	Lord Abbett Series Fund Mid Cap Stock Portfolio — Class VC Adviser: Lord, Abbett & Co. LLC	1.18%	0.00%	1.18%	2.50%	5.84%	7.40%
Seeks a high level of income consistent with the preservation of capital.	Lord Abbett Series Fund Short Duration Income Portfolio — Class VC Adviser: Lord, Abbett & Co. LLC	0.86%	0.00%	0.86%	3.13%	2.99%	—

This Supplement should be retained for future reference.

FIC-I-051121-FC